                                                                   EXHIBIT 10.11

                             FORBEARANCE AGREEMENT

     THIS FORBEARANCE AGREEMENT (this "Agreement") dated as of May 28, 2001, is made by and between, on the one hand, Odetics, Inc., a Delaware corporation, Iteris, Inc., a Delaware corporation (formerly Odetics ITS, Inc., a California corporation), Gyyr Incorporated, a California corporation, Mariner Networks, Inc., a Delaware corporation, and Meyer, Mohaddes Associates, Inc., a California corporation (collectively, the "Borrower"), and, on the other hand, TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation (the "Lender").

     WHEREAS, the Borrower and the Lender are parties to a Loan and Security Agreement dated December 28, 1998 (as the same has been amended in writing, the "Security Agreement") (the Security Agreement and all documents executed in connection therewith and relating thereto hereinafter collectively referred to as the "Loan Documents"; each capitalized term used but not defined herein shall have the meaning given to such term in the Security Agreement); and

     WHEREAS, the Borrower has notified the Lender that the following Events of Default, as defined in the Security Agreement, have occurred and/or currently exist (collectively, the "Existing Defaults"):

     1. Borrower is in breach of the financial covenants set forth in Section 9(d) of the Schedule to the Security Agreement relating to working capital and unsecured indebtedness.

     2. Events have occurred which can reasonably be expected to have a Material Adverse Effect (as defined in the Security Agreement).

     3.  Borrower has not complied with Section 1.4 of the Loan Agreement.

     4. Any event in existence on the date hereof which constitutes an Event of Default or which, with the giving of notice or the passage of time or both, would constitute an Event of Default, and which does not and will not have a material adverse effect on the value of the Collateral.

     WHEREAS, the Borrower acknowledges and agrees that, based on the Existing Defaults, the Lender has the right to exercise its rights and remedies under the Loan Documents; and

     WHEREAS, the Borrower has requested that the Lender forbear temporarily from exercising its rights and remedies under the Loan Documents; and

     WHEREAS, in consideration of the promises and undertakings of the Borrower contained herein, the Lender is willing to forbear from exercising its rights and remedies with respect to the Loan Documents but only on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the parties hereto agree as follows:

1.  Forbearance.  During the Forbearance Period, as defined below, and subject
    -----------
to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Lender shall not seek to exercise any of its rights or remedies under the Loan Documents based upon the Existing Defaults. For purposes hereof, the "Forbearance Period" shall mean the period beginning on the date hereof and ending on the earlier of: (i) July 31, 2001; (ii) the date of the occurrence of a Forbearance Default, as defined below; (iii) the date of any sale of substantially all of the stock or assets of Gyrr Incorporated; or (iv) the date upon which the Borrower receives funds pursuant to the Refinancing, as defined below.

2.  Conditions to Forbearance. This Agreement shall not be effective unless and
    -------------------------
until each of the following conditions shall have been satisfied in the Lender's sole discretion, which Borrower agrees to satisfy concurrently herewith:

     (a) The Lender shall have received executed counterparts of this Agreement duly executed by the Borrower;

     (b) The Borrower shall pay all of the costs and expenses of the Lender incurred in connection with the preparation, negotiation and delivery of this Agreement, including, without limitation, the reasonable fees and expenses of its counsel;

     (c) The Lender shall have received a resolution authorizing this Agreement, the matters covered hereby and the transactions contemplated hereby;

     (d) The Lender shall have received from the Borrower $61,000, by wire transfer, representing the initial installment of the Forbearance Fee, as defined below; and

     (e) Borrower shall pay the Lender the sum of $5,000,000, by wire transfer, to be applied to the outstanding Obligations in such manner as Lender shall determine in its discretion.

3.  Covenants.  To induce the Lender to enter into this Agreement, the Borrower
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hereby covenants, represents and agrees that:

     (a) The Borrower shall pay to the Lender a Report Monitoring Fee in the amount of $5,000 per calendar month, beginning April 1, 2001. The Report Monitoring Fee for the months of April and May shall be added to the Obligations on the date and shall bear like interest as the Obligations. The Report Monitoring Fee for subsequent months shall be paid on the first of each month, commencing June 1, 2001.

     (b) On or before May 25, 2001, the Borrower shall pay the Lender an additional sum of $2,000,000, by wire transfer, to be applied to the outstanding Obligations in such manner as Lender shall determine in its discretion.

     (c) The Borrower shall not request, and the Lender shall not make, any further Loans on or after the date of this Agreement. Borrower and Lender are, concurrently, signing an Amendment to the Security Agreement, which, among other things, is amending the Credit Limit. If at any time the total outstanding Loans and other monetary Obligations exceed the Credit Limit, as so amended, Borrower shall repay the excess to Lender immediately without notice or demand. Borrower shall not be obligated to comply with Section 1.4 of the Loan Agreement during the Forbearance Period.

     (d) Borrower has provided the Lender with a letter of intent pursuant to which another lender is to provide the Borrower with sufficient financing to pay off all of the Obligations (the "Refinancing"), and Borrower represents that the same is in full force and effect, and said other lender is proceeding with actions necessary to provide the Refinancing.

     (e) In consideration of the Lender entering into this Agreement, the Borrower shall pay the Lender fees (the "Forbearance Fees") as follows, which shall be fully earned on the date hereof and shall be non-refundable: (i) $61,000, concurrently with the execution of this Agreement; and (ii) $30,000 on June 1, 2001.

     (f) The Borrower shall cooperate with the Lender in all respects, and shall pay all of the costs and expenses incurred, in connection with the Lender's obtaining any appraisal(s) and environmental report(s), up to an amount not to exceed $8,600, including but not limited to a Phase One report, with respect to real property owned by the Borrower in Anaheim, California (the "Anaheim Real Property").

     (g) The Borrower shall not permit any liens, charges, deeds of trust, mortgages, security interests, adverse claims, or other encumberances to attach to the Anaheim Real Property, other than those which exist as of the date of this Agreement, except (i) involuntary liens securing an amount not to exceed $100,000, which are not delinquent, and (ii) Borrower shall be permitted to borrow up to $16,000,000 secured by a first trust deed on the Anaheim Real Property in connection with a refinancing of the present first trust deed on the Anaheim Real Property, and the same shall not be deemed to be a Forbearance Default (as defined below).

     (h) All proceeds received by the Borrower in connection with any sale of any assets, including but not limited to equity securities, shall be immediately applied to pay the Obligations.

4.  Representations and Warranties of the Borrower.  To induce the Lender to
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enter into this Agreement, the Borrower represents and warrants as follows:

     (a)  The recitals in this Agreement are true and correct in all respects.

     (b)  This Agreement has been duly executed and delivered.

     (c) The Borrower is a corporation duly organized, validly existing, and in good standing under its state of incorporation.

     (d) The execution, delivery and performance by the Borrower of this Agreement and the documents contemplated hereby or delivered in connection herewith (i) are within Borrower's powers, (ii) have been duly authorized by all necessary action, and (iii) do not contravene
          (A) any documents, contracts or agreements to which Borrower is a party or by which it is bound or affected, or (B) any requirements of any law or regulation to which Borrower is bound or affected.

     (e) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority is required for the due execution, delivery, and performance by Borrower of this Agreement or any of the documents contemplated hereby or delivered in connection herewith to which Borrower is a party.

     (f) This Agreement and each of the documents contemplated hereby or delivered in connection herewith to which Borrower is a party constitute, and each of such documents to which Borrower is to be a party when delivered hereunder will constitute, the legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

     (g) There is no pending or, to the best of Borrower's knowledge after due inquiry, threatened action or proceeding affecting Borrower which (i) could individually or in the aggregate be reasonably expected to have a material adverse effect on Borrower, or (ii) purports to affect the legality, validity, or enforceability of this Agreement, the transactions contemplated hereby, or any of the documents contemplated hereby or delivered in connection herewith.

     (h) All representations and warranties of Borrower in the Loan Documents are incorporated herein in full by this reference and are true and correct in all material respects as of the date hereof except for representations and warranties that expressly relate to an earlier date, in which case such representations and warranties were true and correct as of such earlier date.

     (i) There are currently no Events of Default, except the Existing Defaults.

5.  Forbearance Default; Rights upon Forbearance Default.
    ----------------------------------------------------

     (a) Each of the following shall constitute a "Forbearance Default" hereunder:

          (i) The existence of any Event of Default (other than the Existing Defaults); or

          (ii) The Borrower shall fail to keep or perform any of the covenants or agreements contained herein (except that a failure to pay the amount due under Section 3(b) above shall not constitute a Forbearance Default if it is cured within 15 days after it occurs and Borrower concurrently pays Lender a late fee in the amount of $1,000 for each day from May 30, 2001 to the date the payment is made); or

          (iii) Any representation or warranty of Borrower shall be false, misleading or incorrect in any material respect.

     (b) Upon the occurrence of a Forbearance Default or the termination of the Forbearance Period, the Lender may exercise its rights and remedies under the Loan Documents and applicable law.

6.  Reservation of Rights. The Borrower acknowledges that, except as expressly
    ---------------------
set forth herein, the Lender may at any time exercise any or all of the rights and remedies available to it under the Loan Documents and applicable law.

7.  Acknowledgement of Obligations.  The Borrower acknowledges that, as of May
    ------------------------------
17, 2001, the Borrower is indebted to the Lender in the amount of $12,641,686.82 plus applicable residuals, fees, costs, late charges and expenses and that such obligations are absolute and unconditional and are the legal, valid and binding obligations of the Borrower without offset, defense or counterclaim, and interest, costs, and expenses continue to accrue with respect thereto.

8.  Reaffirmation of Loan Documents.
    -------------------------------

     (a) Borrower hereby reaffirms the Loan Documents and acknowledges that it is indebted to the Lender under the Loan Documents and that its obligations under the Loan Documents are absolute and unconditional, are its legal, valid and binding obligations without offset, defense or counterclaim, and interest, costs and expenses continue to accrue with respect thereto.

     (b) The Borrower hereby reaffirms, confirms and acknowledges all of the terms of the Loan Documents.

9.  Effect and Construction of Agreement.  Except as expressly provided herein,
    ------------------------------------
the Loan Documents shall remain in full force and effect in accordance with its respective terms, and this Agreement shall not be construed to:

     (a) waive or impair any rights, powers or remedies of the Lender under the Loan Documents upon termination of the Forbearance Period, with respect to the Existing Defaults or otherwise; or

     (b) constitute an agreement by the Lender or require the Lender to extend the Forbearance Period, or grant additional forbearance periods, or extend the term of the Loan Documents or the time for payment of any amounts due under the Loan Documents.

The Borrower acknowledges that it has consulted with counsel and with such other experts and advisors as it has deemed necessary in connection with the negotiation, execution and delivery of this Agreement and the other documents executed in connection herewith. In the event of any inconsistency between the terms of this Agreement and the Loan Documents, the terms of this Agreement shall govern.

10.  Release. In consideration of the foregoing, Borrower hereby releases,
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remises acquits and forever discharges the Lender and the Lender's employees, agents, representatives, consultants, attorneys, fiduciaries, servants officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations and related corporate divisions (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or thing done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Agreement or any of the Loan Documents (all of the foregoing hereinafter called the "Released Matters"). The Borrower acknowledges that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. The Borrower represents and warrant to the Lender that it has not purported to transfer, assign, pledge or otherwise convey any of its right, title or interest in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

11.  Miscellaneous.
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     (a)  Further Assurances. The Borrower agrees to execute such other and
          -------------------
          further documents and instruments as the Lender may reasonably request to implement the provisions of this Agreement.

     (b)  Benefit of Agreement. This Agreement shall be binding upon and inure
          --------------------
          to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. No other Person shall be entitled to claim any right or benefit hereunder, including, without limitation, the status of a third party beneficiary of this Agreement.

     (c)  Integration. This Agreement constitutes the entire agreement and
          -----------
          understanding among the parties relating to the subject matter hereof and supersedes all prior proposals, negotiations, agreements and understandings relating to such subject matter. In entering into this Agreement, the Borrower acknowledges that it is relying on no statement, representation, warranty, covenant or agreement of any kind made by the Lender or any employee or agent of the Lender, except for the agreements of the Lender set forth herein.

     (d)  Invalidity. The provisions of this Agreement are intended to be
          ----------
          severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

     (e)  GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND
          -------------
          INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PRINCIPLES.

     (f)  Counterparts; Telecopied Signatures. This Agreement may be executed in
          ------------------------------------
          any number of counterparts and by different parties to this Agreement in separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     (g)  Notices.  Any notices with respect to this Agreement shall be given in
          --------
          the manner and to the addresses provided in the Security Agreement or to such other address as any party may designate to the other parties hereto in the manner specified in the Security Agreement.

     (h)  Headings. The titles and headings of the numbered paragraphs of this
          --------
          Agreement have been inserted for convenience of reference only and are not intended to summarize or otherwise describe the subject matter of such paragraphs and shall not be given any consideration in the construction of this Agreement.

     (i)  Survival.  All representations, warranties, covenants, agreements,
          --------
          undertakings, waivers and releases of the Borrower contained herein shall survive the termination of the Forbearance Period or payment in full of the obligations.

     (j)  Amendments, Etc.  No Purported amendment, modification, rescission,
          ---------------
          waiver or releases of any provision of this Agreement shall be effective unless the same shall be in writing and signed by each of the parties hereto, and any such waiver shall be effective only in the specific instance and for the specific purpose for which given.

     (k)  Cost and Expenses. The Borrower shall pay on demand all costs and
          -----------------
          expenses of the Lender including, without limitation, all reasonable attorneys and other professionals' fees and related disbursements incurred in connection with the administration and enforcement of this Agreement or with respect to advising the Lender of its rights and responsibilities hereunder and under the Loan Documents.

12.  SUBMISSION TO JURISDICTION; JURY WAIVER.  BORROWER IRREVOCABLY SUBMITS TO
     ---------------------------------------
THE JURISDICTION OF ANY ILLINOIS STATE OR FEDERAL COURT SITTING IN ILLINOIS FOR ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND BORROWER IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH ILLINOIS STATE OR FEDERAL COURT. BORROWER AND LENDER IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

ODETICS, INC.                            MARINER NETWORKS, INC.


By: /s/                                  By: /s/
    --------------------------------         --------------------------------
Title:                                   Title:
       -----------------------------           ------------------------------

GYYR INCORPORATED                        ITERIS, INC.

By: /s/                                  By: /s/
    --------------------------------         --------------------------------
Title:                                   Title:
       -----------------------------            -----------------------------

MEYER, MOHADDES ASSOCIATES,              TRANSAMERICA BUSINESS CREDIT
INC.                                     CORPORATION

By: /s/                                  By: /s/
    --------------------------------         --------------------------------
Title:                                   Title:
       -----------------------------            -----------------------------


                              GUARANTOR'S CONSENT

     The undersigned, guarantor, acknowledges that its consent to the foregoing Forbearance Agreement is not required, but the undersigned nevertheless does hereby consent to the foregoing Forbearance Agreement and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guaranty of the undersigned, all of which are hereby ratified and affirmed.

                                         ODETICS EUROPE LIMITED

                                         By: /s/
                                             -----------------------------
                                         Title:
                                                --------------------------